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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




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         Date of Report:  December 14, 2000                   Commission file number 1-5805
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                         THE CHASE MANHATTAN CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)



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
                     Delaware                                                               13-2624428
                     --------                                                               ----------
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         (State or other jurisdiction                                                   (I.R.S. Employer
                of incorporation)                                                       Identification No.)



              270 Park Avenue, New York, NY                                                   10017
              -----------------------------                                                    -----
         (Address of principal executive offices)                                            (Zip Code)
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       (Registrant's telephone number, including area code) (212) 270-6000
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         Item 5.  Other Events

                  On December 14, 2000, The Chase Manhattan Corporation ("Chase") and J.P. Morgan & Co. Incorporated ("J.P. Morgan") issued a joint press release that provided guidance on lower fourth quarter earnings for both companies and an update on the progress of their merger integration efforts.

                  A copy of the joint press release is attached as an exhibit hereto. That press release contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of J.P. Morgan's and Chase's managements and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These uncertainties include: the failure of Chase and J.P. Morgan shareholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the revenue synergies and cost savings anticipated from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or in the loss of key employees or may adversely affect relationships with employees, clients or suppliers; the inability to obtain governmental approvals of the merger on the proposed schedule or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risks of adverse movements or volatility in the securities markets or in interest or foreign exchange rates or indices; the risk of adverse impacts from an economic downturn; the risk of a downturn in domestic or foreign securities and trading conditions or markets; the risks associated with increased competition; the risks associated with unfavorable political and diplomatic developments in foreign markets or adverse changes in domestic or foreign governmental or regulatory policies; or other factors impacting operational plans. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Forms 10-K of Chase and J.P. Morgan, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov) and in Chase's Registration Statement on Form S-4 referred to below.

                  In connection with the proposed transaction, Chase has filed a Registration Statement of Form S-4 with the Securities and Exchange Commission containing a joint proxy statement-prospectus with regard to the proposed merger and J.P. Morgan has filed a Definitive Proxy Statement on Schedule 14A with the SEC that also contains the joint proxy statement-prospectus. Stockholders are advised to read the joint proxy statement-prospectus because it contains important information. Stockholders may obtain a free copy of the joint proxy statement-


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         prospectus and other documents filed by Chase and J.P. Morgan with the
         SEC, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement-prospectus can also be obtained, without charge, by directing a request to The Chase Manhattan Corporation, 270 Park Avenue, New York, NY, Attention: Office of the Corporate Secretary (212-270-6000) or to J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260, Attention: Investor Relations (212-483-2323).


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibit is filed with this report:

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
         Exhibit Number                                                Description
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                  99.1                                        Press Release - Chase and J.P. Morgan
                                                              Provide Guidance On Lower Fourth Quarter
                                                              Earnings and Update Progress of Merger
                                                              Integration
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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          THE CHASE MANHATTAN CORPORATION
                                                     (Registrant)


                                          /s/ Marc J. Shapiro
                                          -------------------------------------
         Dated: December 14, 2000             Marc J. Shapiro
                                              Vice Chairman
                                              Finance, Risk Management and
                                              Administration


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                                  EXHIBIT INDEX

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
         Exhibit Number                                                Description
                  99.1                                        Press Release - Chase and J.P. Morgan
                                                              Provide Guidance On Lower Fourth Quarter
                                                              Earnings and Update Progress of Merger
                                                              Integration
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